EXHIBIT 99.5
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Accrued Interest Date:                                                                                  Collection Period Ending:
28-May-02                                                                                                             31-May-02
Distribution Date:                      BMW VEHICLE OWNER TRUST 2001-A                                                Period # 13
25-Jun-02                               ------------------------------


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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840      $905,345,795
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $22,633,645
     Yield Supplement Overcollateralization                                $8,157,907        $4,289,948
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000       $99,940,419
     Class A-3 Notes                                                     $499,000,000      $499,000,000
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000
                                                                                           $909,030,367
Current Collection Period                                                                 $3,684,572.70
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     Beginning Receivables Outstanding                                   $953,511,948
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $25,473,829
           Receipts of Pre-Paid Principal                                 $21,540,872
           Liquidation Proceeds                                              $669,304
           Principal Balance Allocable to Purchased Receivables                    $0
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $47,684,005

        Interest Distribution Amount
           Receipts of Interest                                            $4,972,103
           Servicer Advances                                                       $0
           Reimbursement of Previous Servicer Advances                       ($28,870)
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $54,168
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                            $39,507
        Total Receipts of Interest                                         $5,036,908

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $52,720,913

     Ending Receivables Outstanding                                      $905,345,795

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $118,670
     Current Period Servicer Advance                                               $0
     Current Reimbursement of Previous Servicer Advance                      ($28,870)
     Ending Period Unreimbursed Previous Servicer Advances                    $89,800

Collection Account
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     Deposits to Collection Account                                       $52,720,913
     Withdrawals from Collection Account
        Servicing Fees                                                       $794,593
        Class A Noteholder Interest Distribution                           $3,644,362
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $47,429,226
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $708,042
     Total Distributions from Collection Account                          $52,720,913






                                  Page 1 of 3
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Accrued Interest Date:                                                                                  Collection Period Ending:
28-May-02                                                                                                             31-May-02
Distribution Date:                      BMW VEHICLE OWNER TRUST 2001-A                                                Period # 13
25-Jun-02                               ------------------------------

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                       $1,204,154
        Release from Collection Account                                      $708,042
     Total Excess Funds Released to the Depositor                          $1,912,196

Note Distribution Account
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     Amount Deposited from the Collection Account                         $51,218,278
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $51,218,278

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance Per $1,000        Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                      $47,429,226       $99,940,419    $105.87        22.31%
     Class A-3 Notes                                                               $0      $499,000,000      $0.00       100.00%
     Class A-4 Notes                                                               $0      $274,000,000      $0.00       100.00%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                         $523,162             $1.17
     Class A-3 Notes                                                       $1,954,417             $3.92
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment               Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       52,289            50,820
     Weighted Average Remaining Term                                            39.05             38.12
     Weighted Average Annual Percentage Rate                                    7.61%             7.60%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $807,807,540            89.23%
        1-29 days                                                         $82,697,763             9.13%
        30-59 days                                                        $11,778,643             1.30%
        60-89 days                                                         $1,893,741             0.21%
        90-119 days                                                          $631,258             0.07%
        120+ days                                                            $536,850             0.06%
        Total                                                            $905,345,795           100.00%
        Delinquent Receivables +30 days past due                          $14,840,492             1.64%




                                  Page 2 of 3
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Accrued Interest Date:                                                                                  Collection Period Ending:
28-May-02                                                                                                             31-May-02
Distribution Date:                      BMW VEHICLE OWNER TRUST 2001-A                                                Period # 13
25-Jun-02                               ------------------------------

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     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $482,148
        Recoveries for Current Period                                         $54,168
        Net Losses for Current Period                                        $427,980

        Cumulative Realized Losses                                         $3,334,472


     Repossessions                                                      Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                   $2,162,864                93
        Ending Period Repossessed Receivables Balance                      $1,933,069                80
        Principal Balance of 90+ Day Repossessed Vehicles                    $320,540                 7



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $4,544,727
     Beginning Period Amount                                               $4,544,727
     Ending Period Required Amount                                         $4,289,948
     Current Period Release                                                  $254,779
     Ending Period Amount                                                  $4,289,948
     Next Distribution Date Required Amount                                $4,042,541

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $23,837,799
     Beginning Period Amount                                              $23,837,799
     Net Investment Earnings                                                  $39,507
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                   $1,204,154
     Ending Period Required Amount                                        $22,633,645
     Ending Period Amount                                                 $22,633,645

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